UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2007

VeraSun Energy Corporation

(Exact name of registrant as specified in its charter)

SOUTH DAKOTA	001-32913	20-3430241
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 22nd Avenue, Brookings, SD	57006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (605) 696-7200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2007, the Board of Directors of the Company approved and adopted an amendment to its Amended and Restated Bylaws to clarify that a shareholder may appoint a proxy by an electronic transmission.

The Amended and Restated Bylaws, as amended, are filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of VeraSun Energy Corporation (as amended).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASUN ENERGY CORPORATION

Date: December 21, 2007

/s/ Donald L. Endres
Donald L. Endres
President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Exhibits
3.1	Amended and Restated Bylaws of VeraSun Energy Corporation (as amended).

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